UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
________________________________________
GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 6, 2025, Golden Entertainment, Inc., a Minnesota corporation (the “Company,” “we,” “us,” or “our”), entered into a Master Transaction Agreement (the “MTA”) with Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“PropCo Buyer”), and VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”). The MTA provides, among other things, and subject to the terms and conditions set forth therein, that (i) (x) prior to the Closing, the Company will consummate the Pre-Closing Restructuring which contemplates, among other things, that the Company will form New HoldCo and New OpCo and (y) on the Closing Date, but prior to the OpCo Sale, the Company will merge with and into New OpCo, with New OpCo continuing as the surviving entity (the “F Reorganization Merger”), with the equity holders of the Company receiving equity, on a one-for-one basis, in New HoldCo and New HoldCo owning 100% of the membership interest of New OpCo and being the immediate parent of New OpCo, (ii) immediately following the F Reorganization Effective Time, but prior to the OpCo Sale, the distribution by New OpCo to New HoldCo of all of the membership interests in PropCo (the “PropCo Distribution”), (iii) on the Closing Date, immediately following the PropCo Distribution but prior to the Distribution (as defined below) and the Effective Time (as defined below), OpCo Buyer will acquire 100% of the equity interests of New OpCo (the “OpCo Sale”) and, immediately following the consummation of the OpCo Sale, but prior to the Effective Time, the Company will distribute a dividend, as declared and paid by the Company, in an amount equal to $2.75 per share to the Company’s shareholders as of the Closing as described in and pursuant to the MTA (the “Distribution”) and (iv) on the Closing Date, immediately following the Distribution, New HoldCo (following the F Reorganization Effective Time, references to the Company shall mean New HoldCo) will merge with and into PropCo Merger Sub, with PropCo Merger Sub continuing as the surviving entity, and each share of common stock, par value $0.01 per share, of New HoldCo issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares equal to 0.902 (the “Exchange Ratio”, and such merger, the “Merger,” and together with the PropCo Distribution, the Distribution, the Pre-Closing Restructuring, the OpCo Sale and other transactions contemplated by the MTA, the “Transactions”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the MTA.
The board of directors of the Company (the “Board”) established an independent committee of the Board consisting only of independent and disinterested directors of the Company (the “Independent Committee”) to, among other things, review, evaluate, and negotiate the MTA and the Transactions.
The Independent Committee has, upon the terms and subject to the conditions set forth in the MTA, unanimously (i) determined that the Transactions are advisable, fair to and in the best interest of the Company and its shareholders, and (ii) resolved to submit the MTA to the Company’s shareholders for their adoption, and recommended that the Company’s shareholders vote in favor of the adoption of the MTA and the Transactions (the “Independent Committee Approval”).
Additional Agreements
Concurrently with the execution of the MTA, (i) the Company and Blake L. Sartini entered into a Limited Guarantee, (ii) the Company and certain shareholders of the Company entered into a Voting Agreement (as defined below) and (iii) the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub entered into a Tax Matters and Indemnity Agreement that, among other things, governs the respective rights, responsibilities and obligations of each of OpCo Buyer and PropCo Buyer after the OpCo Sale and the Merger with respect to tax liabilities and benefits, tax attributes, tax contests and certain other matters and provides for certain indemnities by OpCo Buyer in favor of PropCo Buyer with respect to certain matters in connection with the transactions contemplated by the MTA. At Closing, OpCo Buyer or its Affiliate and PropCo Buyer or its Affiliate will enter into a Master Lease for the Subject Properties, as described in the MTA.
Consideration
OpCo Sale and Distribution
At the Closing, immediately following the PropCo Distribution but prior to the Distribution and the Effective Time, in connection with the OpCo Sale, New HoldCo will sell to OpCo Buyer, and OpCo Buyer will purchase from New HoldCo, the OpCo Subject Interests for a cash purchase price equal to $2.75 per share multiplied by the aggregate number of Shares issued and outstanding immediately prior to the Effective Time (the “OpCo Purchase Price”). At the Closing, OpCo Buyer will deposit the OpCo Purchase Price with the Exchange Agent and immediately following the OpCo Sale, but prior to the Effective Time, the Company shall cause the Exchange Agent to distribute a dividend, as declared and paid by the Company, in the amount equal to $2.75 per share to the Company’s shareholders as of the Closing Date, in each case, in accordance with the MTA.
Merger
At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of New

HoldCo issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares equal to the Exchange Ratio, with cash paid in lieu of fractional shares of PropCo Buyer Shares in an amount equal to such fractional part of a PropCo Buyer Share multiplied by the PropCo Buyer Share VWAP (the “Merger Consideration”), in each case, in accordance with the MTA.
Assuming the satisfaction of the conditions set forth in the MTA, the Company expects the Transactions to close in mid-2026. The shareholders of the Company will be asked to vote on the adoption of the MTA at a shareholder meeting to be held on a date, and at the time and place, to be announced when finalized.
Treatment of Company Equity Awards
Each outstanding Company Option as of the Equity Award Settlement Date will accelerate and become fully vested and exercisable as of the Equity Award Settlement Date. Effective on the Equity Award Settlement Date and prior to the F Reorganization Effective Time, each vested Company Option (after giving effect to such acceleration) that is then outstanding will then be exercised and the holder of such Company Option will receive a number of Shares equal to the excess of (i) the number of Shares underlying such Company Option, over (ii) the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the sum of (x) the exercise price of such Company Option and (y) any applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans.
Each outstanding Company RSU Award (and any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested effective as of the Equity Award Settlement Date. Upon vesting, the Company will promptly issue the number of Shares underlying the vested Company RSU Award (and any related dividend equivalents to be settled in Shares), less the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company RSU Award (and any related dividend equivalents to be settled in cash) that is to be settled in cash in accordance with its terms, the Company will pay to the Company RSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company RSU Award on the date the Company RSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans).
Each outstanding Company PSU Award (and any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested as of the Equity Award Settlement Date, with any performance metrics with respect to such Company PSU Award deemed met at “target” performance level for any performance period that is not yet complete, as specified in each award agreement with respect to such Company PSU Award, unless a higher achievement level is specified in the applicable award agreement with respect to such Company PSU Award. Upon vesting, the Company will promptly issue the number of Shares underlying the vested Company PSU Award (and any dividend equivalents related thereto to be settled in Shares), less the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company PSU Award (and any related dividend equivalents to be settled in cash) that is to be settled in cash in accordance with its terms, the Company will pay to the Company PSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company PSU Award on the date the Company PSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans).
Each Share of Company Restricted Stock converted from a Company RSU Award or Company PSU Award as permitted in accordance with the MTA (in each case, along with any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested effective as of the Equity Award Settlement Date, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans.
Conditions to the Transactions
The consummation of the Transactions is subject to the mutual conditions set forth in the MTA, including: (a) receipt of the Company Shareholder Approval; (b) receipt of all waivers, consents, clearances, approvals and authorizations required under applicable Gaming and Liquor Laws, as specified in the MTA, which approvals must remain in full force and effect; (c) completion of the Pre‑Closing Restructuring in accordance with the MTA; (d) the absence of any Order (other than certain Orders under a Competition Law) of a Governmental Entity restraining, enjoining or prohibiting consummation of the OpCo Sale or the Merger, and no Law having been enacted, entered, promulgated or enforced by any Governmental Entity after the date of the MTA that, in any case, makes illegal the consummation of the OpCo Sale or Merger; (e) approval for listing on the NYSE, subject to official notice of issuance, of the PropCo Buyer Shares to be issued in the Merger; and (f) the Registration Statement on Form

S‑4 having been declared effective under the Securities Act and no stop order suspending its effectiveness having been issued and no proceedings for that purpose initiated or threatened by the SEC and not withdrawn.
In addition, the obligation of New HoldCo to consummate the Transactions is conditioned upon: (i) the accuracy of the representations and warranties of OpCo Buyer, PropCo Buyer and PropCo Merger Sub, as applicable as of the date of the MTA and as of the Closing Date, subject to applicable bring-down standards; (ii) performance by OpCo Buyer, PropCo Buyer and PropCo Merger Sub of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to OpCo Buyer, PropCo Buyer or PropCo Merger Sub that is continuing; (iv) delivery of officer certificates from OpCo Buyer and PropCo Buyer; and (v) the receipt of a tax opinion regarding the qualification of the Merger as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
The obligations of PropCo Buyer and PropCo Merger Sub to consummate the Merger are conditioned upon: (i) the accuracy of the Company’s and OpCo Buyer’s, as applicable, representations and warranties, subject to applicable bringdown standards; (ii) performance by the Company and OpCo Buyer of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to the Company or OpCo Buyer that is continuing; (iv) fee title to each Subject Property being vested in the applicable Owner SPE at Closing, subject only to Permitted Liens, and issuance of the Title Policy in the condition required by the MTA; (v) receipt of a tax opinion regarding the qualification of the Merger as a reorganization under Section 368(a) of the Code; (vi) delivery of officer certificates from New HoldCo and OpCo Buyer, (vii) one or more Covered Events shall not have occurred that would reasonably be expected to result in a permanent loss of more than $174,000,000 or remaining repair or restoration costs equal to or exceeding $174,000,000 in accordance with the MTA, (viii) OpCo Buyer shall have paid in full any Excess Debt Amount in accordance with the MTA and (ix) the Company shall have delivered to PropCo Buyer an updated study estimating that Company’s aggregate current and accumulated earnings and profits, after accounting for any reductions resulting from the consummation of the Transactions (through but excluding the Merger at the Effective Time) and after accounting for any permitted dividends, as of a month end as close as practical to the Closing Date does not exceed $460,000,000.
The obligation of OpCo Buyer to consummate the OpCo Sale is conditioned upon: (i) the accuracy of the Company’s, PropCo Buyer’s and PropCo Merger Sub’s representations and warranties, subject to applicable bringdown standards; (ii) performance by PropCo Buyer and PropCo Merger Sub of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to the Company or PropCo Buyer or PropCo Merger Sub that is continuing; (iv) delivery of officer certificates from the Company and PropCo Buyer; and (v) PropCo Buyer shall have paid in full the Target Debt Amount in accordance with the MTA.
Non-Solicitation; Go-Shop and No-Shop
From signing until 11:59 p.m., Pacific time, on December 5, 2025 (the “No‑Shop Period Start Date,” and such period, the “Go‑Shop Period”), the Company may solicit, initiate, propose, encourage or facilitate Acquisition Proposals, in each case pursuant to and subject to the terms of the MTA.
From and after the No‑Shop Period Start Date and until the earlier of the Effective Time or termination of the MTA, the Company will be subject to customary no‑shop restrictions, subject to a fiduciary out and the Superior Proposal and change‑of‑recommendation process set forth in the MTA. That process includes, among other things, (i) a four Business Day notice and negotiation period before the Independent Committee may effect a change of recommendation or terminate to enter into a Superior Proposal, during which the Company must, if requested, negotiate in good faith with OpCo Buyer and/or PropCo Buyer regarding any proposed changes to the MTA, (ii) a three day reset of the notice period for any subsequent material revisions to such Superior Proposal and (iii) a separate five Business Day process in the case of an Intervening Event, in each case as further described in the MTA.
Termination Fees; Outside Date
The MTA contains customary termination rights, including the right of any party to terminate if the Effective Time has not occurred by November 5, 2026 (the “Initial Outside Date”); provided that the Initial Outside Date will be automatically extended to February 5, 2027 if, as of the Initial Outside Date, all conditions other than Gaming and Liquor Approvals or Orders related to any Specified Law have been satisfied (other than conditions that by their nature can only be satisfied on the Closing Date), or, to the extent permitted by law, validly waived by the parties.
If the MTA is terminated under specified circumstances, including, among others, (i) a termination by the Company to enter into a definitive agreement providing for a Superior Proposal or (ii) a termination by OpCo Buyer or PropCo Buyer following a change of recommendation by the Independent Committee or the Company’s entry into an Acquisition Agreement, the Company will be required to pay a termination fee of $37,000,000 in the aggregate and if the MTA is terminated for the same reasons prior to the No-Shop Start Date, the Company will be required to pay a fee equal to $16,400,000 in the aggregate, in each case, OpCo Buyer shall be entitled to 25% of such termination fee and PropCo Buyer shall be entitled to 75% of such termination fee. In addition, under certain other specified circumstances involving an outstanding or publicly disclosed Acquisition Proposal and the consummation of a subsequent transaction within a tail period following termination, the Company may be required to pay the Company Termination Fee. In certain circumstances, including a “Financing Failure” (as defined in the MTA) and a termination by the Company pursuant to the MTA, OpCo Buyer will be required to pay to the Company a reverse termination fee of $10,000,000, and the Company retains its rights to seek specific performance, as further described in the MTA. Further, in certain circumstances, if the MTA is terminated by PropCo Buyer as a result of the Company’s breach of a representation, warranty or covenant such that a closing condition is not reasonably capable of being satisfied, the Company shall be required to pay OpCo Buyer and PropCo Buyer the aggregate amount of all reasonable out-of-pocket fees and expenses actually incurred by OpCo Buyer, PropCo Buyer and their respective Affiliates in connection with the preparation, negotiation and execution of the MTA and the related agreements, subject to an aggregate cap payable by the Company of $10,000,000, as set forth in the MTA. There are also circumstances in which OpCo Buyer and PropCo Buyer shall reimburse each other for such amounts in the event the MTA is terminated pursuant to certain termination events.
Financing Commitments
OpCo Buyer has obtained debt financing commitments for the OpCo Sale and other transactions contemplated by the MTA. Pursuant to a debt commitment letter delivered to the Company, certain lenders have agreed to provide debt financing to OpCo Buyer on the terms and subject to the conditions set forth therein.
Additional Covenants; Other Terms
The Company made customary representations, warranties and covenants in the MTA. The MTA also contains customary representations, warranties and covenants of OpCo Buyer, PropCo Buyer and PropCo Merger Sub, including, among others, covenants by PropCo Buyer to use reasonable best efforts to cause the PropCo Buyer Shares to be issued in the Merger to be approved for listing on the NYSE prior to the Effective Time and by the parties to use reasonable best efforts to prepare and file with the SEC the Registration Statement and a Schedule 13E‑3 and to obtain required Gaming and Liquor Approvals. The MTA also contains a covenant that in the event of a condemnation or casualty event that results in certain losses, the Company shall be required to provide written notice to PropCo Buyer (with the Company required to obtain PropCo Buyer’s written consent before taking actions to restore and repair damage to the applicable Subject Properties in the case of certain significant losses, as further described in the MTA).
The above-description of the MTA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the MTA, a copy of which is attached hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference in its entirety. The MTA has been attached as an exhibit to provide investors and shareholders of the Company with information regarding its terms. It is not intended to provide any other factual information about the Company, OpCo Buyer, PropCo Buyer or PropCo Merger Sub. The representations, warranties and covenants contained in the MTA were made only for the purposes of the MTA and as of specified dates, were solely for the benefit of the parties to the MTA and may be subject to limitations agreed upon by the contracting parties. Investors and shareholders should read the MTA together with the other information about the parties to the MTA and the Transactions that will be contained in, or incorporated by reference into, the proxy statement and Schedule 13E-3 that the Company will file in connection with the Transactions, as well as in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents that the Company has filed or may file with the SEC.
As promptly as practicable following the Effective Time, the Company’s shares will be delisted from The Nasdaq Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Voting Agreement
Concurrently with the execution of the MTA, the Company entered into a voting agreement (the “Voting Agreement”), by and among the Company and certain shareholders of the Company (collectively, the “Supporting Stockholder”), pursuant to which each Supporting Stockholder has agreed to, among other things, vote in favor of the MTA and the Transactions, vote in favor of any proposal to postpone or adjourn the Company Meeting to solicit additional proxies in favor of the adoption of the MTA and the Transactions, and vote against any action, agreement, or transaction that is intended to or would reasonably be expected to impede, impair, interfere with, delay, postpone, discourage, or frustrate the purposes of, or adversely affect the consummation of, the Transactions, and against any Acquisition Proposal.
The foregoing description of the Voting Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement, which is attached as Exhibit 10.1 and is incorporated by reference herein.
Limited Guarantee
Concurrently with the execution of the MTA, the Company and Blake L. Sartini entered into the Limited Guarantee, which guarantees the payment of the OpCo Buyer Termination Fee that may become payable by OpCo Buyer in accordance with the terms and conditions of the Limited Guaranty and the MTA.
The foregoing description of the Limited Guarantee does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Limited Guarantee, which is attached as Exhibit 10.2 and is incorporated by reference herein.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Additional Information About the Transaction and Where to Find It
This communication is being made in respect of the proposed transaction involving the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s shareholders for purposes of obtaining, shareholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF GOLDEN ENTERTAINMENT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDEN ENTERTAINMENT AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://www.goldenent.com/sec-filings.html.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed transaction will be set forth in the Company’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by the Company’s shareholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 and amended on April 25, 2025, the Company’s Definitive Proxy Statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, as supplemented by its Definitive Additional Materials for its 2025 annual meeting of shareholders, which were filed with the SEC on April 9, 2025 and April 15, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to adopt the MTA, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the MTA may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all.
These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits.
Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description

2.1*	Master Transaction Agreement, dated as of November 6, 2025, by and among the Golden Entertainment, Inc., Argento, LLC, VICI Properties Inc. and VICI ROYAL MERGER SUB LLC.

10.1*	Voting Agreement, dated as of November 6, 2025 by and among the Company and certain shareholders of the Company.

10.2*	Limited Guarantee, dated as of November 6, 2025 by and between the Company and Blake L. Sartini.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
*The schedules and exhibits have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: November 7, 2025	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer